SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2002


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


           Arizona                    1-4473                    86-0011170
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona           85004
        (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On July 11, 2002, Arizona Public Service Company (the "Company") filed a letter with the Arizona Corporation Commission ("ACC") discussing the circumstances under which the Company would support a temporary suspension or stay of certain Arizona electric competition rules that currently require, among other things, the Company to transfer its competitive electric assets and services to one or more affiliates no later than December 31, 2002. This letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.         Description
          -----------         -----------
             99.1             Letter to Arizona Corporation Commission regarding
                              Generic Proceeding to Electric Restructuring

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARIZONA PUBLIC SERVICE COMPANY
                                        (Registrant)



Dated: July 12, 2002                    By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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